                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ___________
                                   FORM 8-K
                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report:  April 29, 1999



                      APPLIED MICRO CIRCUITS CORPORATION
            (Exact name of registrant as specified in its charter)



                                   000-23193
                           (Commission File Number)


        DELAWARE                                               94-2586591
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


                              6290 SEQUENCE DRIVE
                              SAN DIEGO, CA 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (619) 450-9333


                                      N/A
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Pursuant to the Agreement and Plan of Merger, dated as of March 3, 1999 (the "Merger Agreement"), by and among Applied Micro Circuits Corporation, a Delaware corporation ("AMCC"), Wiley Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of AMCC ("Merger Sub"), and Cimaron Communications Corporation, a Delaware corporation ("Cimaron"), and the related Certificate of Merger filed with the Delaware Secretary of State on March 17, 1999, Merger Sub was merged with and into Cimaron (the "Merger"). As a result of the Merger, Cimaron has become a wholly-owned subsidiary of AMCC. The acquisition is being accounted for as a pooling of interests transaction.

     The accompanying unaudited consolidated financial information contains restated financial information which has not yet been otherwise filed under the Securities Exchange Act of 1934 and has been retroactively restated to reflect the combined financial positions and combined results of operations for the four quarters and year ended March 31, 1999 giving effect to the acquisition which closed on March 17, 1999, as if it had occurred at the beginning of the earliest period presented. The Company believes that all necessary adjustments, consisting only of normal recurring adjustments, have been included in the amounts stated below to state fairly the selected financial information when read in conjunction with the Consolidated Financial Statements and the Notes thereto included in the Company's annual reports on Form 10-K filed June 15, 1998, as amended on October 15, 1998 and the Company's 10-Q's filed August 14, 1998, as amended on October 15, 1998, November 16, 1998 and February 16, 1999, respectively.

     Cimaron was incorporated in the State of Delaware on January 2, 1998.
Prior to the combination, Cimaron's fiscal year end was December 31st. In presenting the consolidated financial information of the combined Company, the operations of AMCC for the quarters ended June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999 and the year ended March 31, 1999 have been combined with the operations of Cimaron for the quarters ended March 31, 1998, June 30, 1998, September 31, 1998 and December 31, 1998 and twelve months ended December 31, 1998, respectively. The financial position of AMCC at June 30, 1998, September 30, 1998, December 31, 1998 and March 31, 1999 have been combined with the financial position of Cimaron at March 31, 1998, June 30, 1998, September 30, 1998 and March 31, 1999. The result of operations for Cimaron for the quarter ended March 31, 1999 have been charged to retained earnings at March 31, 1999. Based on the manner in which the interim periods have been combined and the date of incorporation of Cimaron, the financial statements of AMCC as of March 31, 1998 and for the three years then ended which are included in AMCC's annual report on Form 10-K filed with the Securities Exchange Commission on June 15, 1998, as amended on October 15, 1998 remain the historical consolidated financial statements of the combined Company.

                       APPLIED MICRO CIRCUITS CORPORATION
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                        JUNE 30,  SEPTEMBER 30, 1998  DECEMBER 31, 1998  MARCH 31,
                                                                        --------  ------------------  -----------------  ---------
                                                                          1998            1998               1998           1999
                                                                          ----            ----               ----           ----
     ASSETS
     ------
Current assets:
      Cash, cash equivalents, and short-term investments.............   $ 72,861        $ 70,333          $ 80,770       $ 86,540
      Accounts receivable............................................     12,026          17,757            17,202         19,275
      Inventories....................................................      8,845           9,450             9,692          9,813
      Other current assets...........................................      6,695           6,511             6,441          9,392
                                                                        --------        --------          --------       --------
               Total current assets..................................    100,427         104,051           114,105        125,020
Property and equipment, net..........................................     19,185          21,729            22,754         23,128
Other assets.........................................................        186           2,101             2,034          2,507
                                                                        --------        --------          --------       --------
     Total assets....................................................   $119,798        $127,881          $138,893       $150,655
                                                                        ========        ========          ========       ========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current liabilities:
      Accounts payable...............................................   $  3,992        $  4,680          $  3,742       $  5,131
      Other current liabilities......................................      8,195           8,890            10,462         13,335
      Current portion of long-term debt and capital lease obligations      1,929           1,800             2,301          2,937
                                                                        --------        --------          --------       --------
               Total current liabilities.............................     14,116          15,370            16,505         21,403
Long-term debt and capital lease obligations, less current portion...      4,165           3,806             6,370          7,558
Stockholders' equity                                                     101,517         108,705           116,018        121,694
                                                                        --------        --------          --------       --------
         Total liabilities and stockholders' equity..................   $119,798        $127,881          $138,893       $150,655
                                                                        ========        ========          ========       ========

                       APPLIED MICRO CIRCUITS CORPORATION
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                         THREE MONTHS ENDED                 YEAR ENDED
                                                                         ------------------                 ----------
                                                          June 30,  September 30,  December 31,  March 31,  March 31,
                                                            1998        1998           1998        1999        1999
                                                            ----        ----           ----        ----        ----
Net revenues............................................   $23,814        $25,472       $26,972    $28,742    $105,000
Cost of revenues........................................     9,399          9,347         9,669      9,522      37,937
                                                           -------        -------       -------    -------    --------
Gross profit............................................    14,415         16,125        17,303     19,220      67,063
Operating expenses:
   Research and development.............................     4,893          5,454         5,847      6,278      22,472
   Selling, general and administrative..................     4,164          4,296         4,573      5,292      18,325
   Merger-related costs.................................        --             --            --      2,350       2,350
                                                           -------        -------       -------    -------    --------
     Total operating expenses...........................     9,057          9,750        10,420     13,920      43,147
                                                           -------        -------       -------    -------    --------
Operating income........................................     5,358          6,375         6,883      5,300      23,916
Interest income, net....................................       853            877           883        837       3,450
                                                           -------        -------       -------    -------    --------
Income before income taxes..............................     6,211          7,252         7,766      6,137      27,366
Provision for income taxes..............................     2,227          2,584         2,646      2,776      10,233
                                                           -------        -------       -------    -------    --------
Net income..............................................   $ 3,984        $ 4,668       $ 5,120    $ 3,361    $ 17,133
                                                           =======        =======       =======    =======    ========
Basic earnings per share:
   Earnings per share...................................   $  0.17        $  0.19       $  0.21    $  0.13    $   0.70
                                                           =======        =======       =======    =======    ========
   Shares used in calculating basic earnings per share..    23,640         24,410        24.801     25,204      24,514
                                                           =======        =======       =======    =======    ========
Diluted earnings per share:
   Earnings per share...................................   $  0.15        $  0.17       $  0.19    $  0.12    $   0.62
                                                           =======        =======       =======    =======    ========
   Shares used in calculating diluted earnings per share    26,665         27,296        27,619     28,140      27,430
                                                           =======        =======       =======    =======    ========

                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    APPLIED MICRO CIRCUITS CORPORATION



Date: April 29, 1999               By:  /s/ William E. Bendush
                                       ----------------------------------
                                       William E. Bendush
                                       Chief Financial Officer